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                                                                     Exhibit 1.1

                                TECO ENERGY, INC.

                            DEALER MANAGER AGREEMENT

                                                                   July 28, 2004

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
              INCORPORATED
J. P. MORGAN SECURITIES INC.
MORGAN STANLEY & CO. INCORPORATED
UBS SECURITIES LLC
SG AMERICAS SECURITIES, LLC

c/o  Merrill Lynch & Co.
     Merrill Lynch, Pierce, Fenner & Smith
                   Incorporated
     Four World Financial Center
     New York, New York  10080

     and

     J.P. Morgan Securities Inc.
     277 Park Avenue
     New York, New York 10172

Ladies and Gentlemen:

      1. General. TECO Energy, Inc., a Florida corporation (the "COMPANY"), plans to make a tender offer to exchange (the "OFFER") up to an aggregate of 17,865,000 of the Company's outstanding 9.50% Adjustable Conversion Rate Equity Security Units in the form of Normal Units (the "SECURITIES") for a combination of cash and shares of the Company's common stock ("COMPANY SHARES") on the terms and subject to the conditions set forth in the Preliminary Prospectus dated the date hereof and included in the Registration Statement (as defined below) (and as amended or supplemented from time to time prior to effectiveness of the Registration Statement, the "PRELIMINARY PROSPECTUS"), and the related Letter of Transmittal (the "LETTER OF TRANSMITTAL") dated the date hereof and filed as
Exhibit 99.1 to the Registration Statement.

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            The following materials to be used by the Company in connection with the Offer, as any of them may be amended, modified or supplemented from time to time, are collectively referred to herein as the "OFFER MATERIAL":

            (a) The Company's Registration Statement on Form S-4 filed with the Securities and Exchange Commission (the "COMMISSION") on July 28, 2004 in accordance with the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "1933 ACT"), relating to the Offer and the issuance of the Company Shares in connection therewith. As used in this agreement (the "DEALER MANAGER AGREEMENT" or this "AGREEMENT"), the term "REGISTRATION STATEMENT" means such registration statement, including all exhibits, financial statements, schedules or other information included or incorporated by reference therein, when it becomes effective under the 1933 Act, and as amended or supplemented from time to time.

            (b) The Company's Prospectus relating to the Offer and the Company Shares to be issued in connection therewith. As used in this Agreement, the term "PROSPECTUS" means (i) any prospectus, as amended or supplemented on or prior to the Acceptance Date (including, but not limited to, the Preliminary Prospectus) that the Company uses, prepares, files, distributes or approves in writing which is used to solicit tenders of Securities in the Offer, or (ii) after the effectiveness of the Registration Statement, the prospectus, if any, filed with the Commission pursuant to Rule 424(b) under the 1933 Act, in the form it was first filed, provided that such prospectus was used to solicit tenders of Securities in the Offer on or prior to the Acceptance Date. All references in this Agreement to financial statements and schedules and other information which is "contained", "included" or "stated" in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated, or deemed to be incorporated, by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be. Any reference herein to the Registration Statement or the Prospectus shall be deemed to refer to and include any documents, financial statements and schedules incorporated, or deemed to be incorporated, by reference therein pursuant to Form S-4 under the 1933 Act, as of the effective date of the Registration Statement or the date of the Prospectus, as the case may be, and any reference to any amendment or supplement to the Registration Statement or the Prospectus shall be deemed to refer to and include any documents, financial statements and schedules filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "1934 ACT") and so incorporated, or deemed to be incorporated, by reference (such incorporated documents, financial statements and schedules being herein called the "INCORPORATED DOCUMENTS"). For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

            (c) The Tender Offer Statement on Schedule TO (the "SCHEDULE TO") filed or to be filed by the Company with the Commission pursuant to Rule 13e-4 under the 1934 Act and all amendments to the Schedule TO (each an "AMENDMENT" and, collectively, the "AMENDMENTS") and the Letter of Transmittal.

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            (d) The Guidelines for Certification of Taxpayer Identification
Number on Substitute Form W-9 relating to the Offer.

            (e) The form of letter to Registered Holders and The Depository Trust Company Participants relating to the Offer, and the form of letter to Clients of Registered Holders and The Depository Trust Company Participants relating to the Offer.

            (f) The form of letter to Holders of TECO Energy, Inc.'s Equity Security Units relating to the Offer.

            (g) Any other documents or materials whatsoever (including newspaper announcements and press releases) relating to the Offer that are distributed or made available to the public or the holders of the Securities by or at the direction of the Company in connection with the Offer.

            2. Engagement as Dealer Managers. (a) The Company hereby retains each of Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, UBS Securities LLC and SG Americas Securities, LLC to act as the exclusive dealer managers with respect to the Offer (each a "DEALER MANAGER" and together, the "DEALER MANAGERS"). On the basis of the representations and warranties and agreements of the Company herein contained and subject to and in accordance with the terms and conditions hereof and of the Offer Material, you hereby agree to act as Dealer Managers in connection with the Offer and in connection therewith, you shall act in accordance with your customary practices and shall perform those services in connection with the Offer that are customarily performed by investment banking firms in connection with acting as a dealer manager of exchange offers of a like nature, including, but not limited to, soliciting tenders pursuant to the Offer and communicating generally regarding the Offer with brokers, dealers, commercial banks and trust companies and other persons, including the holders of the Securities. The Dealer Managers shall have no obligation to cause copies of the Offer Material to be transmitted generally to the holders of the Securities.

            (b) The Company acknowledges and agrees that each of the Dealer Managers have been retained hereunder to act solely as a Dealer Manager. In such capacity, each of the Dealer Managers shall act hereunder as an independent contractor and shall not be deemed the agent or fiduciary of the Company or any of its affiliates, equity holders or creditors or of any other person, and any of the duties of the Dealer Managers arising out of the Dealer Managers' engagement pursuant to this Agreement shall be owed solely to the Company. None of the Dealer Managers shall be liable to the Company, its affiliates, equity holders or creditors or to any other person for any act or omission on the part of, and shall not be deemed to be the agent or fiduciary of, any broker or dealer (except that Merrill Lynch & Co. and Merrill Lynch, Pierce Fenner & Smith Incorporated may be deemed the agent or fiduciary of Merrill Lynch, Pierce, Fenner & Smith Incorporated in its capacity as broker or dealer), commercial bank or trust company and no such broker or dealer, commercial bank or trust company shall be deemed to be acting as the agent or fiduciary of any of the Dealer Managers (including, without limitation, for purposes of Section 10 of this Agreement). Nothing contained in this Agreement shall constitute any of the Dealer Managers a partner of or joint venturer with the Company.

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            3. Solicitation Material, Withdrawal. The Company agrees to furnish you with as many copies as you may reasonably request of any Offer Material, and hereby authorizes you to use the Offer Material in connection with the Offer. The Company agrees that, within a reasonable time prior to using any Offer Material, it will submit copies of such material to you and your counsel and will not use or publish any such material to which you reasonably object. The Company agrees that the Offer Material have been or will be prepared and approved by, and are the sole responsibility of, the Company. The Company shall inform you promptly after it receives notice or becomes aware of the happening of any event, or the discovery of any fact, that would require the making of any change in any Offer Material then being used or that would affect the accuracy or completeness of any representation or warranty contained in this Agreement if such representation or warranty were being made immediately after the happening of such event or the discovery of such fact.

            In the event that (i) the Company uses or permits the use of any Offer Material (a) that has not been submitted to you and your counsel for comment or (b) that has been so submitted and with respect to which you or your counsel have made comments, but which comments have not resulted in a response reasonably satisfactory to you to reflect such comments, (ii) the Company shall have breached any of its representations, warranties, agreements, obligations or covenants contained herein, (iii) there shall have occurred any material adverse change, or any development or event involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings or business affairs of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, that, in your judgment, makes it impracticable or inadvisable to carry out the Offer, the exchange of Securities pursuant thereto or the performance of this Agreement,
(iv) the Offer is terminated or withdrawn for any reason or (v) any stop order, restraining order, injunction or denial of an application for approval has been issued in connection with the Offer and not thereafter stayed or vacated or any proceeding, litigation or investigation in connection with the Offer has been initiated, that, in either case in your judgment, makes it impracticable or inadvisable to carry out the Offer, the exchange of Securities pursuant thereto or the performance of this Agreement, then in any such case you shall be entitled to withdraw as a Dealer Manager, by providing written notice of such withdrawal to the Company, without any liability or penalty to you or any other Indemnified Party (as defined in Section 10) and without loss of any right to the payment of all expenses payable in accordance with Section 5 hereunder which have been incurred by you to the date of such withdrawal. If you withdraw as a Dealer Manager in accordance with the foregoing provision, the reimbursement for your expenses through the date of such withdrawal shall be paid to you promptly after such date. Notwithstanding anything contained in this Agreement to the contrary, the Company may, in its discretion, carry out the Offer after your withdrawal as Dealer Manager, provided that the Company (y) amends or supplements the Offer Material to disclose that you have withdrawn as Dealer Manager and (z) utilizes a means reasonably calculated to reach holders of the Securities to inform them of such withdrawal.

            4. Compensation. The Company agrees that it shall pay to the Dealer Managers a fee for their services as Dealer Managers hereunder in the amount of $250,000 (the "UPFRONT FEE"), which amount shall be paid in cash on the Commencement Date (as defined below) whether or not any Securities are accepted by the Company in connection with the Offer, and shall be allocated among the Dealer Managers in their sole discretion. The Company further

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agrees that it will pay additional compensation to the Dealer Managers for their services as Dealer Managers hereunder and agrees that such additional compensation will be as set forth in Schedule I hereto, less the amount of the Upfront Fee, and that such additional compensation will be paid in cash immediately upon the completion of the Offer.

            5. Expenses. The Company agrees that it will pay all of the following expenses related to the Offer: (i) all fees and expenses relating to the preparation, printing, mailing and publishing of the Offer Material, including the cost of preparation and filing of the Registration Statement and any amendment thereto and Schedule TO and any Amendments thereto, and the cost of furnishing copies thereof to the Dealer Managers, (ii) all fees and expenses of the Company's counsel and accountants and of the Exchange Agent and Information Agent (each as defined in Section 6), (iii) all advertising charges,
(iv) all fees and expenses of any depositary, transfer agent or other person rendering services in connection with the Offer, (v) mailing and handling expenses incurred by brokers and dealers (including you), commercial banks, trust companies and other nominees in forwarding the Offer Material to their customers, (vi) the cost of the preparation, issuance and delivery of the Company Shares, including any and all transfer and other taxes payable thereon, except as otherwise stated in the Letter of Transmittal, (vii) all expenses in connection with the qualification of the Company Shares for offer and delivery,
(viii) all costs and expenses incident to the additional listing of the Company Shares on the New York Stock Exchange, (ix) all fees and expenses of Shearman & Sterling LLP as counsel to the Dealer Managers and (x) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section 5. All payments to be made by the Company pursuant to this Section 5 shall be made promptly after the expiration or termination of the Offer or withdrawal by you from acting as Dealer Managers in accordance with Section 3 or, if later, promptly after the related fees or expenses accrue and are invoiced. The Company shall perform its obligations set forth in this Section 5 whether or not the Offer is commenced or the Company acquires any Securities pursuant to the Offer or otherwise.

            6. Exchange Agent and Information Agent. (a) The Company will arrange for The Bank of New York, a New York banking corporation, to serve as exchange agent (the "EXCHANGE AGENT") in connection with the Offer and, as such, to advise you at least daily as to such matters relating to the Offer as you may request. The Company shall provide you or cause The Depository Trust Company ("DTC") to provide you with copies of the records or other lists showing the names and addresses of, and number of Securities held by, the holders of Securities as of a recent date and shall, from and after such date, use its commercially reasonable efforts to cause you to be advised from day to day during the pendency of the Offer of all transfers of Securities, such notification consisting of the name and address of the transferor and transferee of any Securities and the date of such transfer. The Company will arrange for Morrow & Co., Inc. to serve as information agent ("INFORMATION AGENT") in connection with the Offer and, as such, to advise you as to such matters relating to the Offer as you may reasonably request and to furnish you with any written reports concerning any such information as you may reasonably request.

            (b) The Company authorizes you to communicate with the Exchange Agent, the Information Agent and with DTC in its capacity as depositary, with respect to matters relating to the Offer.

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            7. Representations, Warranties and Certain Agreements of the
Company. The Company represents and warrants to each of the Dealer Managers, and agrees with each of the Dealer Managers, as of the date hereof, as of the date of commencement of the Offer pursuant to Section 13(e) of the 1934 Act (if different than the date hereof) (the "COMMENCEMENT DATE") and as of the date on which the Securities are accepted by the Company pursuant to the Offer (the "ACCEPTANCE DATE") (unless another date is specifically referenced in which case the representation and warranty shall speak as of such date):

            (a) Compliance with Registration Requirements. The Company meets the requirements for use of Form S-4 under the 1933 Act and, on or prior to the Commencement Date, has filed with the Commission the Registration Statement and paid the applicable filing fees. As of the Acceptance Date, the Registration Statement and any post-effective amendment thereto have become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement and any post-effective amendment thereto has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

            At the respective times the Registration Statement and any post-effective amendments thereto become effective and at the Acceptance Date, the Registration Statement and any amendments thereto will comply in all material respects with the requirements of the 1933 Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments and supplements thereto included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the foregoing does not apply to statements in or omissions from any of such documents based upon written information furnished to the Company by you or on your behalf specifically for use therein.

            Each preliminary prospectus and prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, complied when so filed in all material respects with the 1933 Act and each preliminary prospectus and the Prospectus prepared for use in connection with the Offer will, at the time of such delivery, be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

            (b) Offer Material. A complete and correct copy of the Offer Material has been furnished to you and your counsel or will be furnished no later than the Commencement Date. The Offer Material, as then amended or supplemented (other than the Prospectus and the Registration Statement, and any amendments and supplements thereto, which are covered in subsection (a) above), complied and will comply in all material respects with the requirements of the 1933 Act and the 1934 Act, as applicable, and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Offer Material nor any amendments or supplements thereto (other than the Prospectus and the Registration Statement, and any amendments and supplements thereto, which are covered in subsection (a) above)

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included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (c) Incorporated Documents. The Incorporated Documents, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act, and, when read together with the other information in the Prospectus, at the date of the Prospectus and at the Acceptance Date, did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (d) Financial Statements. The financial statements of the Company, together with the related schedules and notes to such financial statements, included in the Registration Statement and the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and except as otherwise disclosed in the Prospectus, such financial statements comply as to form with the applicable accounting requirements of the 1933 Act and have been prepared in conformity with generally accepted accounting principles ("GAAP") in the United States applied on a consistent basis throughout the periods involved (except as stated therein); and any schedules included in the Registration Statement present fairly in accordance with GAAP the information required to be stated therein. The selected historical financial data set forth under the caption "Selected Consolidated Historical Financial Data" in the Prospectus present fairly the information shown therein and have been compiled as described in the Prospectus under the caption "Selected Consolidated Historical Financial Data."

            (e) Independent Accountants. PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements included in the Prospectus, are independent public accountants with respect to the Company and its subsidiaries as required by the 1933 Act and the 1934 Act.

            (f) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (i) there has not occurred any material adverse change in the condition, financial or otherwise, or in the business, properties or results of operations of the Company and its subsidiaries considered as one enterprise and (ii) except for regular dividends on the Company's common stock or preferred stock, in amounts per share that are consistent with past practice or the applicable charter document or supplement thereto, respectively, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

            (g) Good Standing of the Company. The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Florida, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct

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of its business requires such qualification, except where the failure to so qualify would not result in a material adverse change in the condition, financial or otherwise, or in the business, properties or results of operations of the Company and its subsidiaries considered as one enterprise (a "MATERIAL ADVERSE EFFECT").

            (h) Good Standing of Subsidiaries. Each "significant subsidiary" (as such term is defined in Rule 1-02 of Regulation S-X promulgated under the 1933
Act) of the Company (each, a "SIGNIFICANT SUBSIDIARY") is listed on Schedule II hereto and has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; each other subsidiary of the Company has been duly incorporated or formed, as the case may be, and is an existing corporation or other entity, as the case may be, in good standing under the laws of the jurisdiction of its organization, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, except where the failure of the foregoing to be correct would not have a Material Adverse Effect; and each subsidiary of the Company is duly qualified to do business as a foreign corporation or other entity in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so qualify would not have a Material Adverse Effect; all of the issued and outstanding capital stock or other equity interests of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock or other equity interests of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects, except for such liens, encumbrances and defects as are disclosed in the Prospectus or as would not have a Material Adverse Effect.

            (i) Capital Stock. The capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectus and Offer Material; the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable; and none of such shares of capital stock was issued in violation of preemptive or other similar rights of any securityholder of the Company.

            (j) Authorization of this Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

            (k) Authorization of Company Shares. The Company has duly authorized for issuance a number of Company Shares sufficient to consummate the Offer pursuant to its terms and, when any Company Shares are issued and delivered by the Company as provided in the Offer Material, such Company Shares will be validly issued and fully paid and non-assessable; the Company Shares conform in all material respects to the respective statements relating thereto contained in the Prospectus and Offer Material and the issuance of the Company Shares by the Company is not subject to any preemptive or other similar rights of any security holder of the Company.

            (l) Absence of Defaults and Conflicts. The Company has full power and authority to make and consummate the Offer in accordance with its terms and to execute, deliver and perform its obligations under this Agreement. The (i) execution, delivery and performance by the Company of this Agreement, (ii) making and consummation of the Offer by the Company

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(including but not limited to the issuance and delivery of Company Shares thereunder), (iii) obtaining and use by the Company of funds required in connection with the Offer, (iv) use of the Offer Material and the filing of the Registration Statement, the Prospectus and the Schedule TO, and any amendments or supplements thereto and (v) consummation by the Company of the transactions contemplated by this Agreement and in the Offer Material, in each case, have been duly authorized by all necessary corporate action and do not and will not
(y) whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets, properties or operations of the Company or any Significant Subsidiary pursuant to, any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any Significant Subsidiary is a party or is bound or to which their property is subject (except for such conflicts, breaches, defaults, or Repayment Events or liens, charges, or encumbrances that would not, individually or in the aggregate, result in a Material Adverse Effect); or (z) violate (a) the provisions of the charter or by-laws (or other similar document) of the Company or any Significant Subsidiary or (b) any law, statute, rule, regulation, judgment, order, writ or decree applicable to the Company or any Significant Subsidiary of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority, domestic or foreign, having jurisdiction over the Company or any Significant Subsidiary or any of their assets, properties or operations, except in the case of clause (b), for such violations that would not, individually or in the aggregate, result in a Material Adverse Effect. As used herein, a "REPAYMENT EVENT" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) (other than the 5.11% trust preferred securities issued by TECO Capital II Trust that are subject to this Offer as components of the Securities) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any Significant Subsidiary.

            (m) Absence of Labor Dispute. No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent, that could reasonably be expected to have a Material Adverse Effect.

            (n) Absence of Proceedings. Except as disclosed in the Prospectus, there are no pending actions, suits or proceedings against or involving the Company or any of its property or assets, any of its subsidiaries or any of their respective properties or assets that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or would materially and adversely affect the ability of the Company to consummate the Offer or perform its obligations thereunder, including, without limitation, its obligations under this Agreement, or which are otherwise material in the context of the Offer; and to the Company's best knowledge after reasonable investigation, no such actions, suits or proceedings are threatened or contemplated.

            (o) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency (including, without limitation, the Florida Public Service Commission) is required for the execution, delivery and performance by the Company of this Agreement, in connection with the consummation of the Offer or the other transactions described in the Offer

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Material by the Company, including but not limited to the issuance of and delivery of the Company Shares, except such as have been already obtained or as may be required under the 1933 Act or state securities laws.

            (p) Possession of Licenses and Permits. The Company and each of its Significant Subsidiaries possess adequate permits, licenses, approvals, consents and other authorizations (collectively, "GOVERNMENTAL LICENSES") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except where the failure so to possess would not, singly or in the aggregate, result in a Material Adverse Effect; and neither the Company nor any of its Significant Subsidiaries have received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

            (q) Sufficient Funds. The funds to be made available by the Company for consummation of the Offer as described in the Offer Material are available or will be available to the Company by the Acceptance Date and the Company will have sufficient authority under applicable law to use such funds as described to enable the Company promptly to pay the cash consideration for the Securities pursuant to the Offer as described in the Prospectus.

            (r) Exemption from Public Utility Holding Company Act. The Company has filed an appropriate exemption statement pursuant to the provisions of the Public Utility Holding Company Act of 1935, as amended (the "PUBLIC UTILITY HOLDING COMPANY ACT") and is exempt from all provisions of the Public Utility Holding Company Act except Section 9(a)(2) thereof relating to the acquisition of securities of other public utility companies. The Company is not subject to the jurisdiction of the Florida Public Service Commission with respect to the Offer.

            (s) Business with Cuba. The Company and each of its subsidiaries have complied with all provisions of Section 517.075, Florida Statutes relating to doing business with the Government of Cuba or with any person or affiliate located in Cuba.

            (t) 1934 Act Reports. The Company is subject to Section 13 or 15(d) of the 1934 Act. The Incorporated Documents, where applicable, and the Prospectus comply in all material respects with Regulation G and with Item 10(e) of Regulation S-K.

            (u) Officers' Certificates. Any certificate signed by any officer of the Company or any of its subsidiaries delivered to you or to your counsel shall be deemed a representation and warranty by the Company to each Dealer Manager as to the matters covered thereby.

            (v) Material Agreements. Neither the Company nor any of its subsidiaries is in violation of, or in default in, the performance or observance of any obligation, agreement, covenant or condition contained in any agreement or instrument that is included as an exhibit to the 1934 Act Reports, which the Company has filed with the Commission, except as disclosed in the Prospectus or for such defaults that would not result in a Material Adverse Effect.

            (w) Compliance with Environmental Laws. Except as described in the Registration Statement and Prospectus and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) to the best knowledge of the Company after reasonable investigation, neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, "HAZARDOUS MATERIALS") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "ENVIRONMENTAL LAWS"), (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws, and to the best knowledge of the Company after reasonable investigation, are each in compliance with their requirements,
(C) there are no pending or, to the best knowledge of the Company after reasonable investigation, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (D) to the best knowledge of the Company after reasonable investigation, there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

            (x) Intellectual Property. The Company and each of its Significant Subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "INTELLECTUAL PROPERTY") necessary to carry on the business now operated by them, and neither the Company nor any of its Significant Subsidiaries has received any notice of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property, which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

            (y) Internal Controls. Except as described in the Registration Statement and the Prospectus, the Company and each of its Significant Subsidiaries, considered as one enterprise, maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (z) Disclosure Controls and Procedures. The Company has established and maintains disclosure controls and procedures (as such terms are defined in Rule 13a-15(e) and 15d-15(e) under the 1934 Act) designed to ensure that material information relating to the

Company, including its subsidiaries, is made known to the Company's Chief Executive Officer and its Chief Financial Officer by others within those entities; such disclosure controls and procedures are effective to perform the functions for which they were established. The Company's auditors and the audit committee of the board of directors of the Company have been advised of: (i) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting, in each case, that have arisen since the date of the certifications included as Exhibits 31.1 and 31.2 to the Company's most recent quarterly report on Form 10-Q. Since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

            (aa) Investment Company Act. The Company is not and, after giving effect to the issuance of the Company Shares in connection with the Offer, will not be an "investment company" required to be registered under the Investment Company Act of 1940, as amended.

            (bb) ERISA Compliance. The Company and each of its Significant Subsidiaries, considered as one enterprise, has fulfilled its obligations, if any, under the minimum funding standards of Section 302 and the regulations and published interpretations thereunder of the United States Employee Retirement Income Security Act of 1974, as amended ("ERISA"), with respect to each "pension plan" (as defined in Section 3(2) of ERISA and such regulations and published interpretations) in which employees of the Company and its Significant Subsidiaries are eligible to participate and, except as described in the Prospectus, each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations; the Company and its Significant Subsidiaries, considered as one enterprise, have not incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA.

            (cc) Listing. The Company Shares have been approved for listing on the New York Stock Exchange, subject to official notice of issuance.

            8. Additional Agreements. (a) The Company shall notify you immediately and, if requested, shall notify you in writing of (i) when the Registration Statement has become effective and when any Prospectus is mailed (or otherwise sent) for filing pursuant to Rule 424 under the 1933 Act, (ii) the receipt of any comments from the Commission, (iii) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, (iv) the filing of any post-effective amendment to the Registration Statement, (v) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of any order preventing or suspending the use of the Preliminary Prospectus or any Offer Material, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes, (vi) the occurrence of any event that could cause the Company to withdraw or terminate the

Offer or would permit the Company to exercise any right not to accept tendered Securities, (vii) any proposal or requirement to make, amend or supplement any other Offer Material, (viii) the commencement of any material litigation or the issuance of any order or the taking of any other action by any administrative or judicial tribunal or other governmental agency or instrumentality concerning the Offer (and, if in writing, will furnish you a copy thereof), (ix) the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or the exemption from qualification of the Company Shares under state securities or blue sky laws or the initiation or threatening of any proceeding for that purpose, (x) the occurrence of any event, or the discovery of any fact, the occurrence or existence of which would reasonably be expected to (a) cause the Company to amend, withdraw or terminate the Offer, (b) cause any representation or warranty contained in this Agreement to be untrue or inaccurate, or (c) permit the Company to exercise any right not to exchange the Securities tendered under the Offer (and the Company will so advise you before such rights are exercised) and (xi) any other information relating to the Offer which you may from time to time reasonably request.

            The Company agrees that if any event occurs or condition exists as a result of which the Offer Material (other than the Registration Statement and the Prospectus, which are discussed in Section 8(g) below) would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances existing when the Offer Material is delivered to a holder of Securities, not misleading, or if, in the opinion of the Company, after consultation with you, it is necessary at any time to amend or supplement the Offer Material to comply with applicable law, the Company shall immediately notify you, prepare an amendment or supplement to the Offer Material that will correct such statement or omission or effect such compliance and supply such amended or supplemented Offer Material to you.

            (b) The Company will promptly effect the filings necessary pursuant to Rule 424 and will take such steps as it deems necessary to ascertain promptly whether the Prospectus transmitted for filing under Rule 424 was received for filing by the Commission and, in the event that it was not, it will promptly file the Prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, will make every reasonable effort to obtain the lifting thereof at the earliest possible moment.

            The Company will file promptly all reports or information statements required to be filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act subsequent to the date of the Preliminary Prospectus and for so long as the delivery of a prospectus is required in connection with the Offer. The Company will promptly file with the Commission on the Commencement Date a Schedule TO and will promptly file as required any and all necessary Amendments.

            (c) On the Commencement Date, the Company will cause to be delivered to each registered holder of the Securities, as soon practicable, a copy of the Preliminary Prospectus and Letter of Transmittal and all other appropriate Offer Material. Thereafter, to the extent practicable until the expiration or termination of the Offer, the Company will use its best efforts to cause copies of such material to be mailed to each person who becomes a registered holder of any Company Shares.

            (d) The Company will give you notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b) of the 1933 Act regulations), or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish you with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which you shall reasonably object in writing.

            (e) The Company has furnished or will deliver to you, without charge, one conformed copy of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and conformed copies of all consents and certificates of experts, and will also deliver to you, without charge, as many conformed copies of the Registration Statement as originally filed and of each amendment thereto (without exhibits) as you may reasonably request. The Company further agrees that the Registration Statement and each amendment thereto furnished to you will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

            (f) The Company will deliver to you, without charge, as many copies of the Prospectus as you may reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to you, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus as you may reasonably request. The Company further agrees that the Prospectus and any amendments or supplements thereto furnished to you will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

            (g) The Company will comply with the 1933 Act and the 1934 Act so as to permit the completion of the distribution of the Company Shares as contemplated in this Agreement and in the Registration Statement and the Prospectus. If at any time when the Prospectus is required by the 1933 Act or the 1934 Act to be delivered in connection with the distribution of the Company Shares, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of your counsel or counsel for the Company, to amend the Registration Statement in order that the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or to amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a holder of Securities, not misleading, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act, the Company will promptly prepare and file with the Commission, subject to the terms of this Agreement, such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to you, without charge, such number of copies of such amendment or supplement as you may reasonably request.

            (h) The Company will use its best efforts, in cooperation with you and in accordance with Rule 13e-4 of the 1934 Act, to qualify the Company Shares for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as you and the Company may reasonably designate and to maintain such qualifications in effect for a period of not less than one year from the date of this Agreement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Company Shares have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the date of this Agreement.

            (i) The Company will not, directly or indirectly, distribute the Offer Material to any holder of Securities in or from any jurisdiction outside the United States, or otherwise extend the Offer to any holder of Securities residing in any jurisdiction outside the United States, except under circumstances that will result in compliance with the applicable laws and regulations of such jurisdiction.

            (j) The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its security holders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

            (k) On or prior to the Commencement Date, the Company will have entered into agreements with the Information Agent and the Exchange Agent and will have made appropriate arrangements, to the extent applicable, with DTC or any other "qualified" securities depositary to allow for the book-entry movement of the tendered Securities between depositary participants and the Exchange Agent.

            9. Documentary Covenants. (a) The Company covenants that it shall, on the Commencement Date, deliver or cause to be delivered to you each of (i) the signed opinions, dated the Commencement Date, of Sheila M. McDevitt, Esq., Senior Vice President - General Counsel of the Company, Palmer & Dodge LLP, counsel for the Company, and Skadden, Arps, Slate, Meagher & Flom LLP, tax counsel for the Company, each in the form set forth in Exhibits A, B and C hereto, (ii) a certificate of the Treasurer of the Company and the chief financial officer or chief accounting officer of the Company, dated as of the Commencement Date, to the effect that, (y) the Company Shares have been duly approved for listing on the New York Stock Exchange, subject to official notice of issuance and (z) since the date of the most recent financial statements included in the Registration Statement and the Prospectus, there has been no material adverse change in the condition, financial or otherwise, or in the business, properties or results of operations of the Company and its subsidiaries considered as one enterprise (other than as set forth in the Prospectus), (iii) a certificate, dated the Commencement Date, of the Secretary of the Company in form and substance reasonably satisfactory to you and (iv) a letter from PricewaterhouseCoopers LLP, dated as of the Commencement Date, in form and substance reasonably satisfactory to you, containing statements and information of the type ordinarily included in accountants' "comfort letters" with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

            (b) Unless you have previously withdrawn as Dealer Managers, the Company covenants that it shall, on the Acceptance Date, deliver or cause to be delivered to you each of the documents listed in clauses (i) through (v) below and that it will not accept Securities tendered pursuant to the Offer unless on such Acceptance Date: (i) the Company shall have delivered or caused to be delivered to you the signed opinions, dated the Acceptance Date, of Sheila M. McDevitt, Esq., Senior Vice President - General Counsel of the Company, Palmer & Dodge LLP, counsel for the Company, and Skadden, Arps, Slate, Meagher & Flom LLP, tax counsel to the Company, each in the form set forth in Exhibits D, E and F hereto, (ii) the Company shall have delivered or caused to be delivered written evidence that the Company Shares are duly authorized for listing on the New York Stock Exchange, (iii) the Company shall have delivered or caused to be delivered to you a certificate of the Treasurer of the Company and the chief financial officer or chief accounting officer of the Company, dated as of the Acceptance Date, to the effect that (w) since the date of this Agreement, there has been no material adverse change in the condition, financial or otherwise, or in the business, properties or results of operations of the Company and its subsidiaries considered as one enterprise (other than as set forth in the Prospectus), (x) the Company's representations and warranties in this Agreement are true and correct with the same force and effect as though expressly made at and as of the Acceptance Date, and (y) the Company has complied with all agreements and taken all actions to be performed or satisfied by the Company pursuant to this Agreement at or prior to the Acceptance Date, and (z) the Registration Statement has been declared effective by the Commission and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted, are pending or, to the best of such officer's knowledge, are threatened by the Commission, (iv) the Company shall have delivered or caused to be delivered to you a certificate, dated the Acceptance Date, of the Secretary of the Company in form and substance reasonably satisfactory to you, (v) the Company shall have delivered or have caused to be delivered to you a letter from PricewaterhouseCoopers LLP, dated as of the Acceptance Date, to the effect that PricewaterhouseCoopers LLP reaffirms the statements made in the letter furnished pursuant to subsection (a)(iv) of this Section 9, except that the specified date referred to shall be a date not more than three business days prior to the Acceptance Date and (vi) there shall not be any reasonable likelihood that the acceptance for exchange of the outstanding Securities pursuant to the Offer will cause the outstanding Securities to be de-listed from the New York Stock Exchange for any reason.

            10. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Dealer Manager and the affiliates and respective directors, officers, employees, representatives and agents of each Dealer Manager and each person who controls any of the Dealer Managers within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act (each of the Dealer Managers and each such person being an "INDEMNIFIED PARTY") as follows:

            (i) from and against any and all losses, claims, damages, liabilities and reasonable expenses whatsoever, joint or several, as incurred, to which such Indemnified Party may become subject under any applicable federal or state law, or otherwise, and related to, arising out of, or based on (A) any untrue statement or alleged untrue statement of a material fact contained in the Offer Material, as amended or supplemented, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (B) any breach by the Company of any of its representation, warranties or agreements contained herein, (C) the Company's failure to make or consummate the Offer or the withdrawal, rescission, termination, amendment or extension of the Offer or any other failure on the Company's part to comply with the terms and conditions contained in the Offer Material, (D) any of the transactions contemplated in the Offer Material or the engagement of the Dealer Managers pursuant to, and the performance by the Dealer Managers of the services contemplated by, this Agreement except in the case of this clause (D) to the extent that any losses, claims, damages, liabilities or expenses are found in a final judgment by a court of competent jurisdiction to have resulted primarily from the gross negligence, bad faith or willful misconduct of an Indemnified Party, or (E) any action taken or omitted to be taken by an Indemnified Party with the consent of the Company or in conformity with the instructions or actions or omissions of the Company;

            (ii) from and against any and all losses, claims, damages liabilities and reasonable expenses whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever related to, arising out of or based on any matter described in subparagraph (i) above, provided that any such settlement is effected with the written consent of the Company (which consent shall not be unreasonably withheld); and

            (iii) from and against any and all reasonable expenses whatsoever, as incurred (including the fees and disbursements of counsel chosen by you), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever related to, arising out of or based on any matter described in (i) above, whether or not such Indemnified Party is a party and whether or not such claim, action or proceeding is initiated or brought by or on behalf of the Company, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that the Company shall not be liable under clause (A) of subparagraph (i) above to the extent that any losses, claims, damages, liabilities or expense arise out of any untrue statement or omission or alleged untrue statement or omission made in the Offer Material in reliance upon and in conformity with written information furnished to the Company by the Dealer Managers expressly for use in the Offer Material, it being understood and agreed that the only such information furnished by any Dealer Manager consists of such Dealer Managers' legal and marketing name.

            (b) The Company agrees that no Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company, its security holders or creditors relating to or arising out of the engagement of the Dealer Managers pursuant to, or the performance by the Dealer Managers of the services contemplated by, this Agreement except to the extent that any loss, claim, damage, liability or expense is found in a final judgment by a court of competent jurisdiction to have resulted from the gross negligence, bad faith or willful misconduct of the Dealer Managers.

            (c) If the indemnification provided for in Section 10(a) hereof is for any reason unavailable to or insufficient to hold harmless an Indemnified Party in respect of any losses, liabilities, claims, damages or expenses referred to therein (other than as a result of the proviso to Section 10(a) or, in the case of clause (D) of Section 10(a)(i), as a result of the gross negligence, bad faith or willful misconduct of an Indemnified Party), then the Company agrees to contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such Indemnified Party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits to the Company on the one hand and to the Dealer Managers on the other hand from the Offer (whether or not consummated) or (ii) if, but only if, the allocation provided by clause (i) is for any reason held unenforceable, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Dealer Managers on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The relative benefits to the Company on the one hand and the Dealer Managers on the other hand, in connection with the Offer (whether or not consummated) shall be deemed to be in the same proportion as the total value paid or proposed to be paid to holders of the Securities pursuant to the Offer (whether or not consummated) bears to the fees actually received by the Dealer Managers pursuant to Section 4 hereunder. The relative fault of the Company on the one hand and the Dealer Managers on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Dealer Managers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Dealer Managers agree that it would not be just and equitable if contribution pursuant to this Section 10(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 10(c). The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an Indemnified Party and referred to above in this Section 10(c) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission; provided, however, that to the extent permitted by applicable law, in no event shall any of the Dealer Managers be required to contribute any amount which, in the aggregate, exceeds the aggregate fees received by such Dealer Manager under Section 4 of this Agreement.

            (d) In the event an Indemnified Party is requested or required to appear as a witness in any action brought by or on behalf of or against the Company, the Company agrees to reimburse such Indemnified Party for all reasonable expenses as incurred by such Indemnified Party in connection with such Indemnified Party's appearing and preparing to appear as such a witness, including, without limitation, the reasonable fees and disbursements of its legal counsel, and to compensate such Indemnified Party in an amount to be mutually agreed upon.

            (e) Promptly after receipt by an Indemnified Party of written notice of any claim or commencement of an action or proceeding with respect to which indemnification or contribution may be sought hereunder, such Indemnified Party shall notify the Company in writing of such claim or of the commencement of such action, claim or proceeding, but failure so to notify the Company will not relieve the Company from any liability which it may have hereunder to such Indemnified Party except to the extent that the Company has been prejudiced in any material respect by such failure, and in any event will not relieve the Company from any other liability that it may have to such Indemnified Party. In the event of any such claim, action or proceeding, if such Indemnified Party shall notify the Company of the commencement thereof, the Company shall be entitled to participate therein and, to the extent that it wishes, may assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Party, and shall pay the reasonable fees and expenses of such counsel; provided, however, (i) if the Company fails to assume such defense within fifteen business days after receiving written notice of any such claim, action or proceeding or
(ii) if there exists or may exist a conflict of interest that would make it inappropriate in the reasonable judgment of such Indemnified Party for the same counsel to represent both the Indemnified Party and the Company, then such Indemnified Party shall be entitled to retain its own counsel at the reasonable expense of the Company provided, further, however, that the Company shall not be required to pay the fees and expenses of more than one separate counsel (in addition to any local counsel) for all Indemnified Parties in any jurisdiction in respect of any single claim, action or proceeding. In respect of any claim, action or proceeding the defense of which shall have been assumed by the Company in accordance with the foregoing, each Indemnified Party shall have the right to participate in such litigation and to retain its own counsel at its own expense.

            (f) The Company agrees that, without your prior written consent, it will not settle, compromise or consent to the entry of any judgment in or with respect to any pending or threatened claim, action, investigation or proceeding in respect of which indemnification or contribution could be sought under this
Section 10 (whether or not you or any other Indemnified Party is an actual or potential party to such claim, action, investigation or proceeding), unless such settlement, compromise or consent (i) includes an unconditional release of each Indemnified Party from all liability arising out of such claim, action, investigation or proceeding and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an Indemnified Party. The Company shall not be liable for any settlement of any proceeding effected without its written consent (which consent shall not be unreasonably withheld), but if settled with such consent the Company agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement.

            (g) If at any time an Indemnified Party shall have requested that the Company reimburse the Indemnified Party for fees and expenses of counsel, the Company agrees that it shall be liable for any settlement effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by the Company of the aforesaid request, (ii) the Company shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) the Company shall not have reimbursed such Indemnified Party in accordance with such request prior to the date of such settlement.

            (h) The rights of any Indemnified Party under this Agreement shall be in addition to and not in limitation of any rights that any Indemnified Party may have at common law or otherwise.

            11. Survival of Indemnities, Representations, Warranties, Etc. The indemnity and contribution agreements contained in Section 10, the provisions of Sections 4 and 5 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any failure to commence, or the withdrawal, termination or consummation of, the Offer or the termination or assignment of this Agreement,
(ii) any investigation made by or on behalf of the Company or any Indemnified Party and (iii) any withdrawal by you pursuant to Section 3.

            12. Severability of Provisions. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the agreements contained herein is not affected in any manner adverse to any party. Upon such determination that any term or provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the agreements contained herein may be performed as originally contemplated to the fullest extent possible.

            13. Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in two or more separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            14. Parties In Interest. This Agreement, including any right to indemnity or contribution hereunder, shall inure to the benefit of and be binding upon the Company, the Dealer Managers and the other Indemnified Parties (as defined in Section 10) and their respective successors and assigns. Nothing in this Agreement is intended, or shall be construed, to give to any other person or entity any right hereunder or by virtue hereof.

            15. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED IN AND PERFORMED IN THAT STATE.

            16. References to the Dealer Managers. The Company agrees that any reference to any of the Dealer Managers in the Registration Statement, Prospectus or Offer Material, or in any other release or communication relating to the Offer, is subject to your prior approval, which approval shall not be unreasonably withheld or delayed.

            17. Notices. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed given when so delivered in person, by overnight courier, by facsimile transmission (with receipt being confirmed by telephone or by automatic transmission report) or two business days after being sent by registered or certified mail (postage prepaid, return receipt requested), as follows:

                           (a) If to the Dealer Managers:

                               Merrill Lynch & Co.,
                               Merrill Lynch, Pierce, Fenner & Smith
                                           Incorporated
                               Four World Financial Center
                               New York, New York  10080
                               Telecopier No. (212) 449-1787
                               Attention:  Thomas W. Widener

                               and

                               J. P. Morgan Securities Inc.
                               277 Park Avenue
                               New York, New York  10172
                               Telecopier No. (646) 534-1355
                               Attention:  Anthony Ianno

                           (b) If to the Company:

                               TECO Energy, Inc.
                               TECO Plaza
                               702 N. Franklin Street
                               Tampa, Florida  33602
                               Telecopier No. (813) 228-1328
                               Attention:  Corporate Secretary

            18. Securities Positions. The Company acknowledges that it has no objection to the fact that, in the course of trading activities, the Dealer Managers may from time to time have positions in, and, in accordance with applicable law, buy or sell securities of, the Company and its affiliates.

            19. Tombstone. You may place an announcement in such newspapers and periodicals as you may choose, stating that the Dealer Managers are acting or have acted as exclusive dealer managers to the Company in connection with the Offer. Any such announcement shall be at your sole option and expense and subject to the reasonable approval of the Company.

            20. Waiver of Right to Trial by Jury and Applicable Law. The Dealer Managers and the Company each waive any right to trial by jury in any action, claim, suit or proceeding with respect to the engagement of the Dealer Managers hereunder.

            21. Miscellaneous. The descriptive headings contained in this Agreement are incorporated for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

            22. Entire Agreement; Amendment. This Agreement supersedes all prior agreements and undertakings, both written and oral, of the parties hereto, or any of them, with respect to the subject matter hereof and constitutes the entire understanding of the parties hereto with respect to the subject matter hereof. This Agreement may not be waived, amended or modified except in writing signed by each party to be bound hereby.

                            [SIGNATURE PAGES FOLLOW]

      Please indicate your willingness to act as a Dealer Manager on the terms set forth herein and your acceptance of the foregoing provisions by signing in the space provided below for that purpose and returning to us a copy of this letter, whereupon this letter shall constitute a binding agreement among us.

                                Very truly yours,

                                TECO ENERGY, INC.

                                By:
                                   _____________________________________________
                                   Name:
                                   Title:

Accepted as of the date first above written:

MERRILL LYNCH & CO.,
MERRILL LYNCH, PIERCE, FENNER & SMITH
           INCORPORATED

By:
   _____________________________________________
   Name:
   Title:

J. P. MORGAN SECURITIES INC.

By:
   _____________________________________________
   Name:
   Title:

MORGAN STANLEY & CO. INCORPORATED

By:
   _____________________________________________
   Name:
   Title:

UBS SECURITIES LLC

By:
   _____________________________________________
   Name:
   Title:

SG AMERICAS SECURITIES, LLC

By:
   _____________________________________________
   Name:
   Title:

                                                                      Schedule I

                                  COMPENSATION

            (1) The compensation due to the Dealer Managers shall be equal to $0.1625 for each Security validly tendered and accepted by the Company pursuant to the Offer.

            (2) The total compensation paid by the Company to the Dealer Managers pursuant to (1) above shall be allocated among the Dealer Managers as follows:

Merrill Lynch, Pierce, Fenner & Smith Incorporated                            --%
J. P. Morgan Securities Inc.                                                  --%
UBS Securities LLC                                                            --%
Morgan Stanley & Co. Incorporated                                             --%
SG Americas Securities, LLC                                                   --%
                                                                       ---------
                                                                           100.0%

                                       S I-1

                                                                     Schedule II

                            SIGNIFICANT SUBSIDIARIES

Tampa Electric Company*
TECO Diversified, Inc.*
TECO Transport Corporation*
TECO Coal Corporation*
TECO Wholesale Generation, Inc.*
TWG Merchant, Inc.*
TPS LP, Inc.
TECO-Panda Generating Company, L.P.
Union Power II, LC
Union Power Partners, LP
Frontera Holding Co.
TPS Tejas LP, LLC
Frontera General Limited Partnership

Significant Subsidiaries designated with a " * " are considered "PRINCIPAL SUBSIDIARIES" for purposes of this Agreement.

                                     S II-1

                                                                       Exhibit A

                  FORM OF OPINION OF SHEILA M. MCDEVITT, ESQ.,
             SENIOR VICE PRESIDENT - GENERAL COUNSEL OF THE COMPANY,
                    TO BE DELIVERED PURSUANT TO SECTION 9(a)

                       [To Be Dated the Commencement Date]

            (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Florida, with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus, to enter into and perform its obligations under the Dealer Manager Agreement and to make and consummate the Offer;

            (ii) Each Principal Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus; except as otherwise disclosed in the Registration Statement and the Prospectus, all of the issued and outstanding capital stock of each Principal Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned of record and, to the best of such counsel's knowledge, beneficially, by the Company, directly or indirectly through subsidiaries of the Company, free and clear of any lien, encumbrance or defect; and none of the outstanding shares of capital stock of any Principal Subsidiary was issued in violation of the preemptive or, to the best of such counsel's knowledge, similar rights of any securityholder of such Principal Subsidiary;

            (iii) The Company Shares have been duly authorized for issuance and conform to the description thereof contained in the Prospectus. When any Company Shares are issued and delivered by the Company as provided in the Offer Material, such Company Shares will be validly issued, fully paid and nonassessable, and the stockholders of the Company have no preemptive rights with respect to the Company Shares;

            (iv) All descriptions in the Registration Statement of written contracts and other documents to which the Company is a party are accurate in all material respects; to the best of such counsel's knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects;

            (v) There are no contracts, agreements or understandings known to such counsel between the Company and any person granting such person the right to require the Company to file a registration statement under the 1933 Act with respect to any securities of the Company owned or to be owned by such person or to require the

      Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the 1933 Act;

           (vi) The (i) performance by the Company of the Dealer Manager Agreement, (ii) making and consummation of the Offer by the Company (including but not limited to the issuance and delivery of Company Shares thereunder), (iii) obtaining and use by the Company of funds required in connection with the Offer, (iv) use of the Offer Material and the filing of the Registration Statement, the Prospectus and the Schedule TO, and any amendments or supplements thereto and (v) consummation by the Company of the transactions contemplated by the Dealer Manager Agreement, in each case, have been duly authorized by all necessary corporate action on the part of the Company and (A) will not result in any violation of the charter or by-laws or similar organizational documents of the Company or any of its Principal Subsidiaries, (B) will not result in a breach or violation of any of the terms or provisions of, or constitute an event of default (or an event which with notice or lapse of time or both would become an event of default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Principal Subsidiaries under, (a) any agreement or instrument that is listed as an exhibit to the Company's Annual Report on Form 10-K, as amended, for the year ended December 31, 2003 or the Company's Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed thereafter or (b) any existing applicable law, rule or regulation, or any judgment, order or decree known to such counsel, of any government, governmental or regulatory instrumentality or agency or court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets;

            (vii) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court (including without limitation the Florida Public Service Commission) is required for the consummation of, and the consummation of the transactions contemplated by, the Dealer Manager Agreement or the Offer (including but not limited to the issuance and delivery of the Company Shares pursuant to the Offer), except such as have been obtained or made under the 1933 Act or the 1934 Act or such as may be required under foreign or state securities laws, as to which such counsel need express no opinion;

            (viii) To my knowledge, there is no action, suit, proceeding, inquiry or investigation, to which the Company or any subsidiary is a party, or to which the property of the Company or any subsidiary is subject, before or brought by any court or governmental agency or body, domestic or foreign, that is pending or overtly threatened in writing and that is required to be described in the Registration Statement or the Prospectus and is not so described; and

            (ix) The Dealer Manager Agreement has been duly authorized, executed and delivered by the Company.

      Such counsel, or attorneys under such counsel's supervision, have participated in discussions with officers and other representatives of the Company and representatives of the Dealer Managers at which discussions the contents of the Registration Statement, the Prospectus and the Schedule TO and related matters were discussed and, although such counsel has not independently verified, is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus or the Schedule TO (except as otherwise indicated above), such counsel advises you that, on the basis of the foregoing, nothing has come to such counsel's attention that would lead such counsel to believe that (a) the Registration Statement or any amendment thereto, at the time it was filed with the Commission or as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (b) the Prospectus or any amendment or supplement thereto, at the time the Registration Statement was filed with the Commission or as of the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (c) the Schedule TO or any amendment or supplement thereto at the time it was filed with the Commission or as of the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. It is understood that such counsel expresses no view as to the financial statements, including the notes thereto and supporting schedules, or other financial information and data contained in the Registration Statement, the Prospectus or the Schedule TO.

                                                                       Exhibit B

                     FORM OF OPINION OF PALMER & DODGE LLP,
                            COUNSEL FOR THE COMPANY,
                    TO BE DELIVERED PURSUANT TO SECTION 9(a)

                       [To Be Dated the Commencement Date]

            (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Florida, with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus, to enter into and perform its obligations under the Dealer Manager Agreement and to make and consummate the Offer;

            (ii) The Company Shares have been duly authorized for issuance and conform to the description thereof contained in the Prospectus. When any Company Shares are issued and delivered by the Company as provided in the Offer Material, such Company Shares will be validly issued, fully paid and nonassessable, and the stockholders of the Company have no preemptive rights with respect to the Company Shares;

            (iii) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the consummation of, and the consummation of the transactions contemplated by, the Dealer Manager Agreement or the Offer (including but not limited to the issuance and delivery of the Company Shares pursuant to the Offer), except such as have been obtained or made under the 1933 Act or the 1934 Act or such as may be required under foreign or state securities laws, as to which such counsel need express no opinion;

            (iv) The (i) performance by the Company of the Dealer Manager Agreement, (ii) making and consummation of the Offer by the Company (including but not limited to the issuance and delivery of Company Shares thereunder), (iii) obtaining and use by the Company of funds required in connection with the Offer, (iv) use of the Offer Material and the filing of the Registration Statement, the Prospectus and the Schedule TO, and any amendments or supplements thereto and (v) consummation by the Company of the transactions contemplated by the Dealer Manager Agreement, in each case, have been duly authorized by all necessary corporate action on the part of the Company and (A) will not result in any violation of the charter or by-laws of the Company, (B) will not result in a breach or violation of any of the terms or provisions of, or constitute an event of default (or an event which with notice or lapse of time or both would become an event of default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Principal Subsidiaries under, (a) any agreement or instrument that is listed as an exhibit to the Company's Annual Report on Form 10-K, as amended, for the year ended December 31, 2003 or the Company's Quarterly Reports on Form 10-Q and Current

      Reports on Form 8-K filed thereafter or (b) any existing applicable law, rule or regulation, or any judgment, order or decree known to such counsel, of any government, governmental or regulatory instrumentality or agency or court, domestic or foreign, having jurisdiction over the Company or any of its Principal Subsidiaries or any of their properties or assets;

            (v) The Company is not required, and upon consummation of the Offer and any resulting issuance and delivery of the Company Shares as contemplated by the Offer, will not be required, to register as an "investment company" under the Investment Company Act of 1940, as amended;

            (vi) The Dealer Manager Agreement has been duly authorized, executed and delivered by the Company;

            (vii) The Company is exempt from the provisions of the Public Utility Holding Company Act, except Section 9(a)(2) thereof relating to the acquisition of securities of other public utility companies;

            (viii) The Registration Statement and the Prospectus, excluding the documents incorporated by reference therein, and any amendment or supplement thereto, excluding the documents incorporated by reference therein, at the time of filing with the Commission complied as to form in all material respects with the requirements of the 1933 Act, it being understood that such counsel need express no opinion as to the financial statements, including the notes thereto and supporting schedules, or other financial data contained therein or with respect to matters relating to federal income tax consequences of the Offer;

            (ix) The Schedule TO and any amendments thereto and including the documents incorporated by reference therein, complies as to form in all material respects with the applicable requirements of the 1934 Act, it being understood that such counsel need express no opinion as to the financial statements, including the notes thereto and supporting schedules, or other financial data contained or incorporated by reference therein or with respect to matters relating to federal income tax consequences of the Offer;

            (x) Each of the documents incorporated by reference in the Registration Statement, the Prospectus and the Schedule TO, when they became effective or were filed with the Commission or as subsequently amended prior to the date of the Dealer Manager Agreement, as the case may be, complied as to form in all material respects with the requirements of the 1934 Act, it being understood that such counsel need express no opinion as to the financial statements, including the notes thereto and supporting schedules, or other financial data contained therein; and

            (xi) The statements in the Prospectus under "Comparison of Rights Between the Normal Units and Our Common Stock", "Description of Capital Stock", "Description of the Equity Security Units", "Description of the Purchase Contracts", "Description of the Trust Preferred Securities", "Description of the Company Preferred

      Securities", "Description of the Guarantee" and "Description of the Subordinated Notes" and in the Registration Statement under Item 20, insofar as such statements constitute a summary of documents referred to therein or matters of law, fairly summarize in all material respects the information called for with respect to such documents and matters.

            Such counsel has participated in discussions with officers and other representatives of the Company and representatives of the Dealer Managers at which discussions the contents of the Registration Statement, the Prospectus and the Schedule TO and related matters were discussed and, although such counsel has not independently verified, is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus or the Schedule TO (except as otherwise indicated above), such counsel advises you that, on the basis of the foregoing, nothing has come to such counsel's attention that would lead such counsel to believe that (a) the Registration Statement or any amendment thereto, at the time it was filed with the Commission or as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (b) the Prospectus or any amendment or supplement thereto, at the time the Registration Statement was filed with the Commission or as of the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (c) the Schedule TO or any amendment or supplement thereto at the time it was filed with the Commission or as of the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. It is understood that such counsel expresses no view as to the financial statements, including the notes thereto and supporting schedules, or other financial information and data contained in the Registration Statement, the Prospectus or the Schedule TO.

                                                                       Exhibit C

          FORM OF OPINION OF SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP,
                           TAX COUNSEL TO THE COMPANY,
                    TO BE DELIVERED PURSUANT TO SECTION 9(a)

                       [To Be Dated the Commencement Date]

      Under current United States federal income tax law, although the discussion set forth in the Prospectus under the heading "MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES" does not purport to discuss all possible United States federal income tax consequences of the Offer to holders of the Securities and of the ownership and disposition of the Common Stock acquired by them in connection with the Offer, such discussion constitutes, in all material respects, a fair and accurate summary of the United States federal income tax consequences of the Offer to holders of the Securities and of the ownership and disposition of the Common Stock acquired by them in connection with the Offer.

                                                                       Exhibit D

                  FORM OF OPINION OF SHEILA M. MCDEVITT, ESQ.,
             SENIOR VICE PRESIDENT - GENERAL COUNSEL OF THE COMPANY,
                    TO BE DELIVERED PURSUANT TO SECTION 9(b)

                        [To Be Dated the Acceptance Date]

            (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Florida, with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus, to enter into and perform its obligations under the Dealer Manager Agreement and to make and consummate the Offer;

            (ii) Each Principal Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus; except as otherwise disclosed in the Registration Statement and the Prospectus, all of the issued and outstanding capital stock of each Principal Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned of record and, to the best of such counsel's knowledge, beneficially, by the Company, directly or indirectly through subsidiaries of the Company, free and clear of any lien, encumbrance or defect; and none of the outstanding shares of capital stock of any Principal Subsidiary was issued in violation of the preemptive or, to the best of such counsel's knowledge, similar rights of any securityholder of such Principal Subsidiary;

            (iii) The Company Shares have been duly authorized for issuance and conform to the description thereof contained in the Prospectus. When any Company Shares are issued and delivered by the Company as provided in the Offer Material, such Company Shares will be validly issued, fully paid and nonassessable, and the stockholders of the Company have no preemptive rights with respect to the Company Shares;

            (iv) All descriptions in the Registration Statement of written contracts and other documents to which the Company is a party are accurate in all material respects; to the best of such counsel's knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects;

            (v) There are no contracts, agreements or understandings known to such counsel between the Company and any person granting such person the right to require the Company to file a registration statement under the 1933 Act with respect to any securities of the Company owned or to be owned by such person or to require the

      Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the 1933 Act;

            (vi) The (i) performance by the Company of the Dealer Manager Agreement, (ii) making and consummation of the Offer by the Company (including but not limited to the issuance and delivery of Company Shares thereunder), (iii) obtaining and use by the Company of funds required in connection with the Offer, (iv) use of the Offer Material and the filing of the Registration Statement, the Prospectus and the Schedule TO, and any amendments or supplements thereto and (v) consummation by the Company of the transactions contemplated by the Dealer Manager Agreement, in each case, have been duly authorized by all necessary corporate action on the part of the Company and (A) will not result in any violation of the charter or by-laws or similar organizational documents of the Company or any of its Principal Subsidiaries, (B) will not result in a breach or violation of any of the terms or provisions of, or constitute an event of default (or an event which with notice or lapse of time or both would become an event of default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Principal Subsidiaries under, (a) any agreement or instrument that is listed as an exhibit to the Company's Annual Report on Form 10-K, as amended, for the year ended December 31, 2003 or the Company's Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed thereafter or (b) any existing applicable law, rule or regulation, or any judgment, order or decree known to such counsel, of any government, governmental or regulatory instrumentality or agency or court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets;

            (vii) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court (including without limitation the Florida Public Service Commission) is required for the consummation of, and the consummation of the transactions contemplated by, the Dealer Manager Agreement or the Offer (including but not limited to the issuance and delivery of the Company Shares pursuant to the Offer), except such as have been obtained or made under the 1933 Act or the 1934 Act or such as may be required under foreign or state securities laws, as to which such counsel need express no opinion;

            (viii) To my knowledge, there is no action, suit, proceeding, inquiry or investigation, to which the Company or any subsidiary is a party, or to which the property of the Company or any subsidiary is subject, before or brought by any court or governmental agency or body, domestic or foreign, that is pending or overtly threatened in writing and that is required to be described in the Registration Statement or the Prospectus and is not so described; and

            (ix) The Dealer Manager Agreement has been duly authorized, executed and delivered by the Company.

      Such counsel, or attorneys under such counsel's supervision, have participated in discussions with officers and other representatives of the Company and representatives of the Dealer Managers at which discussions the contents of the Registration Statement, the Prospectus and the Schedule TO and related matters were discussed and, although such counsel has not independently verified, is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus or the Schedule TO (except as otherwise indicated above), such counsel advises you that, on the basis of the foregoing, nothing has come to such counsel's attention that would lead such counsel to believe that (a) the Registration Statement or any amendment thereto, at the time it was filed with the Commission or as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (b) the Prospectus or any amendment or supplement thereto, at the time the Registration Statement was filed with the Commission or as of the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (c) the Schedule TO or any amendment or supplement thereto at the time it was filed with the Commission or as of the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. It is understood that such counsel expresses no view as to the financial statements, including the notes thereto and supporting schedules, or other financial information and data contained in the Registration Statement, the Prospectus or the Schedule TO.

                                                                       Exhibit E

                     FORM OF OPINION OF PALMER & DODGE LLP,
                            COUNSEL FOR THE COMPANY,
                    TO BE DELIVERED PURSUANT TO SECTION 9(b)

                        [To Be Dated the Acceptance Date]

            (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Florida, with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus, to enter into and perform its obligations under the Dealer Manager Agreement and to make and consummate the Offer;

            (ii) The Company Shares have been duly authorized for issuance and conform to the description thereof contained in the Prospectus. When any Company Shares are issued and delivered by the Company as provided in the Offer Material, such Company Shares will be validly issued, fully paid and nonassessable, and the stockholders of the Company have no preemptive rights with respect to the Company Shares;

            (iii) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the consummation of, and the consummation of the transactions contemplated by, the Dealer Manager Agreement or the Offer (including but not limited to the issuance and delivery of the Company Shares pursuant to the Offer), except such as have been obtained or made under the 1933 Act or the 1934 Act or such as may be required under foreign or state securities laws, as to which such counsel need express no opinion;

            (iv) The (i) performance by the Company of the Dealer Manager Agreement, (ii) making and consummation of the Offer by the Company (including but not limited to the issuance and delivery of Company Shares thereunder), (iii) obtaining and use by the Company of funds required in connection with the Offer, (iv) use of the Offer Material and the filing of the Registration Statement, the Prospectus and the Schedule TO, and any amendments or supplements thereto and (v) consummation by the Company of the transactions contemplated by the Dealer Manager Agreement, in each case, have been duly authorized by all necessary corporate action on the part of the Company and (A) will not result in any violation of the charter or by-laws of the Company, (B) will not result in a breach or violation of any of the terms or provisions of, or constitute an event of default (or an event which with notice or lapse of time or both would become an event of default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Principal Subsidiaries under, (a) any agreement or instrument that is listed as an exhibit to the Company's Annual Report on Form 10-K, as amended, for the year ended December 31, 2003 or the Company's Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed thereafter or (b) any existing applicable law, rule or regulation, or any judgment, order or decree known to such counsel, of any government, governmental or regulatory instrumentality or agency or court, domestic or foreign, having jurisdiction over the Company or any of its Principal Subsidiaries or any of their properties or assets;

            (v) The Company is not required, and upon consummation of the Offer and any resulting issuance and delivery of the Company Shares as contemplated by the Offer, will not be required, to register as an "investment company" under the Investment Company Act of 1940, as amended;

            (vi) The Dealer Manager Agreement has been duly authorized, executed and delivered by the Company;

            (vii) The Company is exempt from the provisions of the Public Utility Holding Company Act, except Section 9(a)(2) thereof relating to the acquisition of securities of other public utility companies;

            (viii) The Registration Statement and the Prospectus, excluding the documents incorporated by reference therein, and any amendment or supplement thereto, excluding the documents incorporated by reference therein, at the time of filing with the Commission complied as to form in all material respects with the requirements of the 1933 Act, it being understood that such counsel need express no opinion as to the financial statements, including the notes thereto and supporting schedules, or other financial data contained therein or with respect to matters relating to federal income tax consequences of the Offer;

            (ix) The Schedule TO and any amendments thereto and including the documents incorporated by reference therein, complies as to form in all material respects with the applicable requirements of the 1934 Act, it being understood that such counsel need express no opinion as to the financial statements, including the notes thereto and supporting schedules, or other financial data contained or incorporated by reference therein or with respect to matters relating to federal income tax consequences of the Offer;

            (x) Each of the documents incorporated by reference in the Registration Statement, the Prospectus and the Schedule TO, when they became effective or were filed with the Commission or as subsequently amended prior to the date of the Dealer Manager Agreement, as the case may be, complied as to form in all material respects with the requirements of the 1934 Act, it being understood that such counsel need express no opinion as to the financial statements, including the notes thereto and supporting schedules, or other financial data contained therein;

            (xi) The statements in the Prospectus under "Comparison of Rights Between the Normal Units and Our Common Stock", "Description of Capital Stock",

      "Description of the Equity Security Units", "Description of the Purchase Contracts", "Description of the Trust Preferred Securities", "Description of the Company Preferred Securities", "Description of the Guarantee" and "Description of the Subordinated Notes" and in the Registration Statement under Item 20, insofar as such statements constitute a summary of documents referred to therein or matters of law, fairly summarize in all material respects the information called for with respect to such documents and matters; and

            (xii) The Registration Statement has become effective under the 1933 Act, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion within the time period required by Rule 424(b) and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued under the Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

            Such counsel has participated in discussions with officers and other representatives of the Company and representatives of the Dealer Managers at which discussions the contents of the Registration Statement, the Prospectus and the Schedule TO and related matters were discussed and, although such counsel has not independently verified, is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus or the Schedule TO (except as otherwise indicated above), such counsel advises you that, on the basis of the foregoing, nothing has come to such counsel's attention that would lead such counsel to believe that (a) the Registration Statement or any amendment thereto, at the time it was declared effective by the Commission, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (b) the Prospectus or any amendment or supplement thereto, as of its date or the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (c) the Schedule TO or any amendment or supplement thereto, as of its date or the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. It is understood that such counsel expresses no view as to the financial statements, including the notes thereto and supporting schedules, or other financial information and data contained in the Registration Statement, the Prospectus or the Schedule TO.

                                                                       Exhibit F

          FORM OF OPINION OF SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP,
                           TAX COUNSEL TO THE COMPANY,
                    TO BE DELIVERED PURSUANT TO SECTION 9(b)

                        [To Be Dated the Acceptance Date]

      Under current United States federal income tax law, although the discussion set forth in the Prospectus under the heading "MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES" does not purport to discuss all possible United States federal income tax consequences of the Offer to holders of the Securities and of the ownership and disposition of the Common Stock acquired by them in connection with the Offer, such discussion constitutes, in all material respects, a fair and accurate summary of the United States federal income tax consequences of the Offer to holders of the Securities and of the ownership and disposition of the Common Stock acquired by them in connection with the Offer.

                                      F-1